UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2013

EMPIRE STATE REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-36105	37-1645259
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

EMPIRE STATE REALTY OP, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-36106	45-4685158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Grand Central Place 60 East 42nd Street New York, New York	10165
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 953-0888

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	Regulation FD Disclosure.

On December 27, 2013, Empire State Realty Trust, Inc. (the “Company”) sent a letter to investors from entities which were consolidated into the Company regarding the Company’s previously announced dividend declaration for the fourth quarter 2013. A copy of the letter is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information in Item 7.01 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, unless it is specifically incorporated by reference therein.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Letter dated December 27, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE STATE REALTY TRUST, INC.
(Registrant)

December 27, 2013	By:	/s/ Thomas N. Keltner, Jr.
	Name:	Thomas N. Keltner, Jr.
	Title:	Executive Vice President & General Counsel

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE STATE REALTY OP, L.P.
(Registrant)

	By:	Empire State Realty Trust, Inc., as general partner

December 27, 2013	By:	/s/ Thomas N. Keltner, Jr.
	Name:	Thomas N. Keltner, Jr.
	Title:	Executive Vice President & General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Letter dated December 27, 2013